EXHIBIT 10.12.1.
COMMITMENT INCREASE SUPPLEMENT

COMMITMENT INCREASE SUPPLEMENT, dated as of September 30, 2014, to the Four-Year Credit Agreement, dated as of April 1, 2011, as amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among MONSANTO COMPANY, a Delaware corporation (the "Borrower"), the Foreign Subsidiary Borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent (the "Administrative Agent"). Terms defined in the Credit Agreement shall have their defined meanings when used herein.

WITNESSETH:

WHEREAS, the Credit Agreement provides in Section 2.20 thereof that, at the request of the Borrower, any Lender may agree to increase its Commitment under the Credit Agreement by executing and delivering to the Administrative Agent written confirmation of such agreement; and

WHEREAS, each of the undersigned Lenders now desires to increase its Commitment under the Credit Agreement;

NOW, THEREFORE, each of the undersigned hereby agrees as follows:

1.The Increase Date is September 30, 2014.

2.The aggregate Commitment Increase is $500,000,000.

3.Each of the undersigned Lenders agrees that its Commitment shall be increased as specified on Annex A hereto effective as of the Increase Date. The allocation of the Commitment Increase among the Lenders has been made as agreed between the Borrower and the Administrative Agent (not exceeding the Designated Increase specified by any Lender), as provided in Section 2.20(b) of the Credit Agreement.

4.The Termination Date shall continue to be April 1, 2016, unless subsequently increased pursuant to Section 2.21 of the Credit Agreement.

5.The Borrower hereby represents and warrants that (i) the representations and warranties contained in Section 4.01 of the Credit Agreement (except the representations and warranties set forth in subsection (e) and (f)(i)) are true and correct as of the date hereof and (ii) no event has occurred and is continuing, or would result from the Commitment Increase contemplated hereby, that constitutes a Default.

6.This Commitment Increase Supplement shall become effective upon the receipt of the following, each in form and substance reasonably satisfactory to the Administrative Agent: (i) certified copies of resolutions of the board of directors of the Borrower or a committee of such board, or by a duly authorized officer of the Borrower, approving this Commitment Increase and the corresponding modifications to the Credit Agreement, (ii) an opinion of counsel for the Borrower, (iii) this Commitment Increase Supplement, duly executed by each of the parties hereto, (iv) confirmation that (a) there are no Revolving Credit Advances or Letters of Credit outstanding on the Increased Date and (b) all interest and fees due and payable prior to the Increase Date have been paid and (v) any other documents or instruments reasonably requested by the Administrative Agent in connection with this Commitment Increase.

7.From the Increase Date until the Termination Date, all Revolving Credit Advances shall be made in accordance with the aggregate Commitments of the Lenders after giving effect to the Commitment Increase.

8.Pursuant to Section 2.20(e), the Administrative Agent and the Borrower hereby agree that this Commitment Increase Supplement shall supplement the Credit Agreement (and be deemed to be part of the Credit Agreement for all purposes under the Credit Agreement) and the provisions of Sections 9.03, 9.04, 9.08, 9.09, 9.10, 9.11 and 9.13 shall apply to this Commitment Increase Supplement to the same extent as though this Commitment Increase Supplement were the Credit Agreement.

9.The execution, delivery and effectiveness of this Commitment Increase Supplement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. The Credit Agreement and each of the other Loan Documents, as modified by this Commitment Increase Supplement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

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IN WITNESS WHEREOF, each of the undersigned has caused this Commitment Increase Supplement to be executed and delivered by a duly authorized officer on the date first above written.

BANK OF AMERICA, NA., as a Lender By: /s/ DARREN BIELAWSKI Name: Darren Bielawski Title: Vice President	THE ROYAL BANK OF SCOTLAND plc, as a Lender By: /s/ WILLIAM MCGINTY Name: William McGinty Title: Director
CITIBANK, N.A., as a Lender By: /s/ MICHAEL VONDRISKA Name: Michael Vondriska Title: Vice President	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND" NEW YORK BRANCH, as a Lender By: /s/ JOHN L. CHURCH Name: John L. Church Title: Managing Director
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender By: /s/ MARK S. CAMPBELL Name: Mark S. Campbell Authorized Signatory	By: /s/ JEFF BLISS Name: Jeff Bliss Title: Vice President
BARCLAYS BANK PLC, as a Lender By: /s/ VANESSA A. KURBATSKIY Name: Vanessa A. Kurbatskiy Title: Vice President	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: /s/ MIKE MCINTYRE Name: Mike McIntyre Title: Director
GOLDMAN SACHS BANK USA, as a Lender By: /s/ REBECCA KRATZ Name: Rebecca Kratz Title: Authorized Signatory	By: /s/ AARON SANSONE Name: Aaron Sansone Title: Vice President
MORGAN STANLEY BANK, N.A., as a Lender By: /s/ MICHAEL KING Name: Michael King Title: Authorized Signatory	MIZUHO BANK (USA), as a Lender By: /s/ DAVID LIM Name: David Lim Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ PETER KIEDROWSKI Name: Peter Kiedrowski Title: Director	STANDARD CHARTERED BANK, as a Lender By: /s/ STEVEN ALOUPIS Name: Steven Aloupis Title: Managing Director
BANCO SANTANDER, SA., NEW YORK BRANCH as a Lender By: /s/ RITA WALZ-CUCCIOLI Name: Rita Walz-Cuccioli Title: Executive Director	By: /s/ HSING H. HUANG Name: Hsing H. Huang Title: Associate Director
By: /s/ TERENCE CORCORAN Name: Terence Corcoran Title: Senior Vice President	UNICREDIT BANK AG, New York Branch, as a Lender By: /s/ JEFFREY B. FERRIS Name: Jeffrey B. Ferris Title: Director
THE BANK OF NEW YORK MELLON, as a Lender By: /s/ WILLIAM M. FEATHERS Name: William M. Feathers Title: Vice President	By: /s/ KEN HAMILTON Name: Ken Hamilton Title: Manager Director
FIFTH THIRD BANK, as a Lender By: /s/ MARK STAPLETON Name: Mark Stapleton Title: Vice President	COBANK, ACB, as a Lender By: /s/ KYLE WEAVER Name: Kyle Weaver Title: Vice President
THE NORTHERN TRUST COMPANY, as a Lender By: /s/ JAMES SHANEL Name: James Shanel Title: Vice President	MONSANTO COMPANY By: /s/ TOM D. HARTLEY Name: Tom D. Hartley Title: Vice President and Treasurer
SOCIETE GENERALE, as a Lender By: /s/ DIEGO MEDINA Name: Diego Medina Title: Director	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender By: /s/ PETER S. PREDUN Name: Peter S. Predun Title: Executive Director

Annex A
Commitment Increase

Lender	Existing Commitment	Amount of Commitment Increase	New Total Commitment
JPMorgan Chase Bank, N.A.	$180,000,000	$45,000,000	$225,000,000
Bank of America, N.A.	$180,000,000	$45,000,000	$225,000,000
Citibank, N.A.	$180,000,000	$45,000,000	$225,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$139,000,000	$34,750,000	$173,750,000
Barc1ays Bank PLC	$139,000,000	$34,750,000	$173,750,000
Goldman Sachs Bank USA	$139,000,000	$34,750,000	$173,750,000
Morgan Stanley Bank, N.A.	$139,000,000	$34,750,000	$173,750,000
The Royal Bank of Scotland plc	$139,000,000	$34,750,000	$173,750,000
Coöperatieve Centrale Raiffeisen-boerenleenbank B.A., "Rabobank Nederland", New York Branch	$85,000,000	$21,250,000	$106,250,000
Credit Agricole Corporate and Investment Bank	$85,000,000	$21,250,000	$106,250,000
Mizuho Bank (USA)	$85,000,000	$21,250,000	$106,250,000
Wells Fargo Bank, National Association	$85,000,000	$21,250,000	$106,250,000
Banco Santander, SA, New York Branch	$55,000,000	$13,750,000	$68,750,000
The Bank of New York Mellon	$55,000,000	$13,750,000	$68,750,000
Fifth Third Bank	$55,000,000	$13,750,000	$68,750,000
The Northern Trust Company	$55,000,000	$13,750,000	$68,750,000
Societe Generale	$55,000,000	$13,750,000	$68,750,000
Standard Chartered Bank	$55,000,000	$13,750,000	$68,750,000
UniCredit Bank AG, New York Branch	$55,000,000	$13,750,000	$68,750,000
CoBank, ACB	$40,000,000	$10,000,000	$50,000,000
TOTAL	$2,000,000,000	$500,000,000	$2,500,000,000